Exhibit 10.29

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

REVANCE THERAPEUTICS, INC.

WARRANT TO PURCHASE COMMON STOCK

No. CW-	December 6, 2012

THIS CERTIFIES THAT, for value received, [                    ], with its principal office at [                    ], or assigns (the “Holder”), is entitled to subscribe for and purchase at the Exercise Price (defined below) from Revance Therapeutics, Inc., a Delaware corporation (the “Company”), with its principal office at 7555 Gateway Boulevard, Newark, California 94560, the Exercise Shares (defined below). This Warrant is being issued in connection with certain convertible promissory notes (“Notes”) issued pursuant to the terms of that certain Note and Warrant Purchase Agreement (the “Agreement”) dated as of January 24, 2011 and as amended from time to time, to the persons and entities listed on the Schedule of Purchasers thereof.

1. DEFINITIONS. As used herein, the following terms shall have the following respective meanings:

(a) “Exercise Period” shall mean the period commencing with the date of this warrant and ending on the Expiration Date, unless terminated earlier in accordance with the terms hereof.

(b) “Exercise Price” shall mean one cent ($0.01) per Exercise Share; provided further that the Exercise Price is subject to further adjustment pursuant to Section 5 below.

(c) “Exercise Shares” shall mean [                    ] shares of Common Stock of Company, par value $0.001 per share (the “Common Stock”), subject to further adjustment pursuant to Section 5 below.

(d) “Expiration Date” shall mean the seventh anniversary of the date of issuance hereof.

(e) “Investor Rights Agreement” shall mean the Amended and Restated Investor Rights Agreement dated December 8, 2009, among the Company and the investors named therein, as further amended from time to time.

2. EXERCISE OF WARRANT. The rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period, by delivery of the following to the Company at its address set forth above (or at such other address as it may designate by notice in writing to the Holder):

1.

(a) An executed Notice of Exercise in the form attached hereto;

(b) Payment of the Exercise Price either (i) in cash or by check, (ii) by cancellation of indebtedness, or (iii) through a net exercise pursuant to Section 2.1 below; and

(c) This Warrant.

Upon the exercise of the rights represented by this Warrant, a certificate or certificates for the Exercise Shares so purchased, registered in the name of the Holder or persons affiliated with the Holder, if the Holder so designates, shall be issued and delivered to the Holder within a reasonable time after the rights represented by this Warrant shall have been so exercised. In the event the Warrant is not exercised in full, the Company, at its expense, will forthwith issue and deliver to or upon the order of the Holder a new Warrant or Warrants of like tenor, in the name of the Holder or as the Holder may request, exercisable for the number of Exercise Shares equal (without giving effect to any adjustment therein) to the total number of such Exercise Shares for which this Warrant is then exercisable minus the number of Exercise Shares (without giving effect to any adjustment therein) for which this Warrant shall have been exercised.

The person or entity in whose name any certificate or certificates for Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

2.1 Net Exercise. Notwithstanding any provisions herein to the contrary, if the fair market value of one Exercise Share is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise in which event the Company shall issue to the Holder a number of Exercise Shares computed using the following formula:

X = Y (A-B)

                                          A

Where X =	the number of Exercise Shares to be issued to the Holder

Y =	the number of Exercise Shares purchasable under the Warrant or, if only a portion of the Warrant is being exercised, that portion of the Warrant being canceled (at the date of such calculation)

A =	the fair market value of one Exercise Share (at the date of such calculation)

B =	Exercise Price (as adjusted to the date of such calculation)

2.

For purposes of the above calculation, prior to the Company’s initial public offering of its Common Stock (“IPO”), the fair market value of one Exercise Share shall be determined by the Company’s Board of Directors in good faith. If this Warrant is exercised pursuant to this Section 2.1 in connection with the Company’s IPO, the fair market value per share shall be the per share offering price to the public of the Company’s initial public offering. If this Warrant is exercised after the Company’s IPO, the fair market value per share shall be determined as follows:

(i) if traded on a securities exchange, the fair market value shall be the average of the closing prices over a five (5) day period ending three (3) days before the day the current fair market value of the securities is being determined;

(ii) if actively traded over-the-counter, the fair market value shall be the average of the closing bid and asked prices quoted on the NASDAQ system (or similar system) over the five (5) day period ending three (3) days before the day the current fair market value of the securities is being determined; or

(iii) if not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the fair market value shall be determined in good faith by the Company’s Board of Directors.

2.2 Exercise in Connection with Public Offering. Notwithstanding anything to the contrary herein, if an exercise of any portion of this Warrant is to be made in connection with a registered public offering or the sale of the Company, the exercise of this Warrant may, at the election of the Holder, be conditioned upon the consummation of the public offering or sale of the Company, in which case such exercise shall be deemed to not be effective unless and until such transaction is consummated.

2.3 Automatic Exercise. Notwithstanding anything to the contrary herein, if any portion of this Warrant has not been exercised as of immediately prior to the expiration of the Exercise Period, any such unexercised portion of this Warrant shall automatically be deemed to be exercised in full pursuant to the provisions of Section 2.1 hereof, without any further action on behalf of the Holder, immediately prior to the time this Warrant would otherwise expire pursuant to the terms of this Warrant.

3. COVENANTS OF THE COMPANY. The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Company further covenants and agrees that the Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, and free from pre-emptive rights, a number of Exercise Shares equal to the total number of Exercise Shares from time to time issuable upon exercise of this Warrant, and, from time to time, will take all steps necessary to amend its Certificate of Incorporation to provide sufficient reserves of Exercise Shares issuable upon exercise of this Warrant.

3.

4. REPRESENTATIONS OF HOLDER.

4.1 Acquisition of Warrant for Personal Account. The Holder represents and warrants that it is acquiring the Warrant and the Exercise Shares solely for its account for investment and not with a view to or for sale or distribution of said Warrant or Exercise Shares or any part thereof. The Holder also represents that the entire legal and beneficial interests of the Warrant and Exercise Shares the Holder is acquiring is being acquired for its account only.

4.2 Securities Are Not Registered.

(a) The Holder understands that the Warrant and the Exercise Shares have not been registered under the Securities Act of 1933, as amended (the “Act”) on the basis that no distribution or public offering of the stock of the Company is to be effected. The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities. The Holder has no such present intention.

(b) The Holder recognizes that the Warrant and the Exercise Shares must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. The Holder recognizes that the Company has no obligation to register the Warrant or the Exercise Shares of the Company, or to comply with any exemption from such registration.

(c) The Holder is aware that neither the Warrant nor the Exercise Shares may be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met, including, among other things, the availability of certain current public information about the Company, the resale following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitations. Holder is aware that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company presently has no plans to satisfy these conditions in the foreseeable future.

4.3 Disposition of Warrant and Exercise Shares.

(a) The Company and the Holder agree that the Warrant and the Exercise Shares will be subject to the restrictions on transfer set forth in Section 2.1 of the Investor Rights Agreement.

(b) The Holder understands and agrees that all certificates evidencing the shares to be issued to the Holder may bear the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

4.

4.4 Accredited Investor Status. The Holder is an “accredited investor” as defined in Regulation D promulgated under the Act.

5. ADJUSTMENT OF EXERCISE PRICE.

5.1 Changes in Securities. In the event of changes in the outstanding Common Stock of the Company by reason of stock dividends, splits, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, consolidation, merger, liquidations, or the like, the number and class of shares available under the Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder of the Warrant, on exercise for the same aggregate Exercise Price, the total number, class, and kind of shares as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment; provided, however, that such adjustment shall not be made with respect to, and this Warrant shall terminate if not exercised prior to, the events set forth in Section 7 below. The form of this Warrant need not be changed because of any adjustment in the number of Exercise Shares subject to this Warrant.

5.2 Continuation of Terms. Subject to Section 7, upon any reorganization, consolidation or merger (and any liquidation following any such event) referred to in this Section 5, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger, or the effective date of liquidation following any such event, as the case may be, and shall be binding upon the issuer of any stock or other securities in such event, whether or not such person shall have expressly assumed the terms of this Warrant.

6. FRACTIONAL SHARES. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Exercise Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of an Exercise Share by such fraction.

7. EARLY TERMINATION. In the event of an Acquisition or Asset Transfer (as such terms are defined in the Company’s Certificate of Incorporation, as may be amended from time to time, and each, an “Acquisition Event”), in which the consideration paid to the Company or its stockholders consists of cash and/or publicly traded securities, then the Company shall provide to the Holder ten (10) days advance notice of such Acquisition Event, and this Warrant shall terminate unless exercised prior to the consummation of the Acquisition Event.

5.

8. MARKET STAND-OFF AGREEMENT. Holder agrees that the market stand-off agreement in Section 2.11 of the Investor Rights Agreement shall apply to the Warrant and the Exercise Shares.

9. NO STOCKHOLDER RIGHTS. This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

10. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

11. NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be sent by telex, telegram, express mail or other form of rapid communications, if possible, and if not then such notice or communication shall be mailed by first-class mail, postage prepaid, addressed in each case to the party entitled thereto at the following addresses: (a) if to the Company, to Revance Therapeutics, Inc., Attention: Chief Financial Officer, 7555 Gateway Boulevard, Newark, CA 94560 and (b) if to the Holder, to the address stated herein, or at such other address as one party may furnish to the other in writing. Notice shall be deemed effective on the date dispatched if by personal delivery, telecopy, telex or telegram, two days after mailing if by express mail, or three days after mailing if by first-class mail. In the event of any Acquisition Event, the Company shall provide to the Holder ten (10) days advance notice of such Acquisition Event.

12. ACCEPTANCE. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

13. AMENDMENT. Any term of this Warrant may be amended or waived with the written consent of the Company and the Requisite Holders (as defined in the Notes) and shall be binding upon Holder; provided, however, that no amendment or waiver shall adversely affect the rights of the Holder of this Warrant in a different or disproportionate manner relative to the other holders of other Warrants issued pursuant to the Agreement, unless such amendment or waiver is agreed to by the Holder of this Warrant.

14. GOVERNING LAW. This Warrant and all rights, obligations and liabilities hereunder shall be governed by and construed under the laws of the State of California as applied to agreements among California residents, made and to be performed entirely within the State of California without giving effect to conflicts of laws principles.

6.

IN WITNESS WHEREOF, the Company has caused this WARRANT to be executed by its duly authorized officer as of the first date set forth above.

REVANCE THERAPEUTICS, INC.

By:
L. Daniel Browne,
President and Chief Executive Officer

NOTICE OF EXERCISE

TO: REVANCE THERAPEUTICS, INC.

(1)     ☐     The undersigned hereby elects to purchase                     shares of Common Stock of Revance Therapeutics, Inc. (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full.

          ☐     The undersigned hereby elects to purchase             shares of Common Stock of the Company pursuant to the terms of the net exercise provisions set forth in Section 2.1 of the attached Warrant.

(2) Please issue a certificate or certificates representing said shares of stock in the name of the undersigned or in such other name as is specified below:

(Name)
(Address)

(3) The undersigned represents that (i) the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares; (ii) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (iv) undersigned understands that the shares issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; (v) undersigned is aware that the aforesaid shares may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that among the conditions for use of the Rule is the availability of current information to the public about the Company and the Company has not made such information available and has no present plans to do so; (vi) undersigned agrees not to make any disposition of all or any part of the aforesaid shares unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Company with an opinion of counsel satisfactory to the Company, stating that such registration is not required; and (vii) undersigned agrees to continue to be bound by the terms of the Warrant, including the market stand-off agreement in Section 8.

Date:	By:

Name: